Hotchkis & Wiley Funds LARGE CAP VALUE FUND	Class I – HWLIX Class A – HWLAX Class Z – HWLZX	Supplement dated July 1, 2024 to the Summary Prospectus dated August 29, 2023, as supplemented April 1, 2024
Effective July 1, 2024, Judd Peters no longer serves as Portfolio Manager to the Fund and Doug Campbell is added as a Portfolio Manager to the Fund. George H. Davis, Jr., Patricia McKenna, and Scott McBride continue to serve as portfolio managers to the Fund and are jointly responsible for the Fund’s day-to-day management.

The section titled “Management - Portfolio Managers” on page 5 of the Summary Prospectus, is deleted and replaced with the following:

Investment team member	Primary title with Advisor	Started with the Fund
George H. Davis, Jr.	Executive Chairman and Portfolio Manager	1988
Patricia McKenna, CFA	Portfolio Manager	1995
Scott McBride, CFA	Chief Executive Officer and Portfolio Manager	2001
Doug Campbell	Portfolio Manager	2024

Please retain this Supplement with your Summary Prospectus.